UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2019

Virgin Galactic Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38202	98-1366046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

166 North Roadrunner Parkway, Suite 1C Las Cruces, New Mexico	88011
(Address of principal executive offices)	(Zip Code)

(575) 522-3102

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, and one-third of one Warrant to purchase one share of common stock	SPCE.U	New York Stock Exchange
Common stock, $0.0001 par value per share	SPCE	New York Stock Exchange
Warrants to purchase common stock	SPCE WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

On October 28, 2019, Virgin Galactic Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report the closing of the Transactions and related matters under Items 1.01, 2.01, 3.02, 5.01, 5.02, 5.06, 8.01 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Form 8-K/A is being filed to amend the Original Report to include additional matters related to the closing of the Transactions under Items 3.03, 4.01 and 5.03 of Form 8-K.

Capitalized terms used herein by not defined herein have the meanings given to such terms in the Original Report.

Item 3.03. Material Modification to Rights of Security Holders.

Immediately prior to the consummation of the Transactions, the Company filed a Certificate of Incorporation with the Secretary of State of the State of Delaware. The material terms of the Certificate of Incorporation and the general effect upon the rights of holders of SCH’s capital stock are discussed in the Proxy Statement/Prospectus in the sections titled “Domestication Proposal” beginning on page 137 and “Organizational Documents Proposals” beginning on page 140, which are incorporated by reference herein.

The disclosures set forth under the Introductory Note and in Item 2.01 of the Original Report are also incorporated herein by reference. A copy of the Certificate of Incorporation is included as Exhibit 3.1 to this Report and incorporated herein by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant.

For accounting purposes, the Transactions are treated as a reverse acquisition and, as such, the historical financial statements of the accounting acquirer, the VG Companies, which have been audited by KPMG LLP, will become the historical financial statements of the Company. In a reverse acquisition, a change of accountants is presumed to have occurred unless the same accountant audited the pre-transaction financial statements of both the legal acquirer and the accounting acquirer, and such change is generally presumed to occur on the date the reverse acquisition is completed. The Audit Committee of the Company’s Board of Directors has not yet made a determination as to which accounting firm will serve as the Company’s independent registered public accounting firm following the Transactions and the Company will file a Current Report on Form 8-K as soon as this determination has been made.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Immediately prior to the consummation of the Transactions, the Company filed a Certificate of Incorporation with the Secretary of State of the State of Delaware. The material terms of the Certificate of Incorporation and the By-Laws that took effect upon the filing of the Certificate of Incorporation with the Secretary of State of the State of Delaware are discussed in the Proxy Statement/Prospectus in the sections titled “Domestication Proposal” beginning on page 137 and “Organizational Documents Proposals” beginning on page 140, which are incorporated by reference herein.

Copies of the Certificate of Incorporation and the By-Laws are included as Exhibits 3.1 and 3.2 to this Report, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1+	Agreement and Plan of Merger, dated as of July 9, 2019, by and among SCH, Vieco 10 Limited, Foundation Sub 1, Inc., Foundation Sub 2, Inc., Foundation Sub LLC, TSC Vehicle Holdings, Inc., Virgin Galactic Vehicle Holdings, Inc. and Virgin Galactic Holdings, LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed October 28, 2019)

2.1(a)+	Amendment No. 1 to Agreement and Plan of Merger, dated as of October 2, 2019, by and among SCH, Foundation Sub 1, Inc., Foundation Sub 2, Inc., Foundation Sub LLC, Vieco 10 Limited, Vieco USA, Inc., TSC Vehicle Holdings, Inc., Virgin Galactic Vehicle Holdings, Inc. and Virgin Galactic Holdings, LLC (incorporated by reference to Exhibit 2.1(a) to the Registration Statement on Form S-4 (File No. 333-233098) filed October 3, 2019)

3.1	Certificate of Incorporation of Virgin Galactic Holdings, Inc. (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed October 28, 2019)

3.2	By-Laws of Virgin Galactic Holdings, Inc. (incorporated by reference to Exhibit 3.2 to the Current Report on Form 8-K filed October 28, 2019)

4.1	Specimen Unit Certificate of Virgin Galactic Holdings, Inc. (incorporated by reference to Exhibit 4.5 to the Registration Statement on Form S-4 (File No. 333-233098) filed October 3, 2019)

4.2	Specimen Common Stock Certificate of Virgin Galactic Holdings, Inc. (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed October 28, 2019)

4.3	Warrant Agreement, dated September 13, 2017, between Social Capital Hedosophia Holdings Corp. and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on September 18, 2017)

10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.46 to the Registration Statement on Form S-4 (File No. 333-233098) filed October 3, 2019)

10.2	2019 Incentive Award Plan (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed October 28, 2019)

10.2(a)	Form of Director Restricted Stock Unit Award Agreement (incorporated by reference to Exhibit 10.26 to the Registration Statement on Form S-4 (File No. 333-233098) filed August 7, 2019)

10.2(b)	Form of Restricted Stock Unit Agreement under the 2019 Incentive Award Plan (incorporated by reference to Exhibit 10.2(b) to the Current Report on Form 8-K filed October 28, 2019)

10.2(c)	Form of Stock Option Agreement under the 2019 Incentive Award Plan (incorporated by reference to Exhibit 10.2(c) to the Current Report on Form 8-K filed October 28, 2019)

10.3	Non-Employee Director Compensation Program (incorporated by reference to Exhibit 10.47 to the Registration Statement on Form S-4 (File No. 333-233098) filed October 3, 2019)

10.4	Employment Agreement, dated October 25, 2019, between Virgin Galactic Holdings, Inc., Virgin Galactic Holdings, LLC and George Whitesides (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed October 28, 2019)

10.5	Employment Agreement, dated October 25, 2019, between Virgin Galactic Holdings, Inc., Virgin Galactic, LLC and Michael Moses (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed October 28, 2019)

10.6	Employment Agreement, dated October 25, 2019, between Virgin Galactic Holdings, Inc., The Spaceship Company, LLC and Enrico Palermo (incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K filed October 28, 2019)

10.7	Employment Agreement, dated October 25, 2019, between Virgin Galactic Holdings, Inc., Virgin Galactic Holdings, LLC and Jon Campagna (incorporated by reference to Exhibit 10.7 to the Current Report on Form 8-K filed October 28, 2019)

10.8	Purchase Agreement, dated July 9, 2019, by and among Social Capital Hedosophia Holdings Corp., Chamath Palihapitiya and Vieco USA, Inc. (incorporated by reference to the Registration Statement on Form S-4 (File No. 333-233098) filed August 7, 2019)

10.8(a)	Assignment, Consent and Waiver Agreement, dated October 2, 2019, by and among Social Capital Hedosophia Holdings Corp., Chamath Palihapitiya, Vieco 10 Limited and Vieco USA, Inc. (incorporated by reference to the Registration Statement on Form S-4 (File No. 333-233098) filed October 3, 2019)

10.9	Stockholders’ Agreement, dated October 25, 2019, by and among Virgin Galactic Holdings, Inc., SCH Sponsor Corp., Chamath Palihapitiya and Vieco USA, Inc. (incorporated by reference to Exhibit 10.9 to the Current Report on Form 8-K filed October 28, 2019)

10.10	Amended and Restated Registration Rights Agreement, dated October 25, 2019, by and among Virgin Galactic Holdings, Inc., Vieco USA, Inc., SCH Sponsor Corp. and Chamath Palihapitiya. (incorporated by reference to Exhibit 10.10 to the Current Report on Form 8-K filed October 28, 2019)

10.11†	Deed of Novation, Amendment and Restatement, dated July 9, 2019, by and among Virgin Enterprises Limited, Virgin Galactic, LLC and Social Capital Hedosophia Holdings Corp. (incorporated by reference to Exhibit 10.20 to the Registration Statement on Form S-4 (File No. 333-233098) filed on August 7, 2019)

10.11(a) †	Deed of Amendment, dated as of October 2, 2019, by and among Virgin Enterprises Limited, Virgin Galactic, LLC and Social Capital Hedosophia Holdings Corp. (incorporated by reference to Exhibit 10.21(a) to the Registration Statement on Form S-4 (File No. 333-233098) filed on October 3, 2019)

10.12†	U.S. Transition Services Agreement, dated October 25, 2019, by and among TSC LLC, Virgin Galactic, LLC, Galactic Ventures LLC and Virgin Orbit. LLC (incorporated by reference to Exhibit 10.12 to the Current Report on Form 8-K filed October 28, 2019)

10.13†	U.K. Transition Services Agreement, dated October 25, 2019, by and between Virgin Galactic Limited and Virgin Management Limited (incorporated by reference to Exhibit 10.13 to the Current Report on Form 8-K filed October 28, 2019)

10.14†	Spacecraft Technology License Agreement, dated September 24, 2004, by and between Mojave Aerospace Ventures, LLC and Virgin Galactic, LLC (incorporated by reference to Exhibit 10.27 to the Registration Statement on Form S-4 (File No. 333-233098) filed August 7, 2019)

10.14(a) †	Amendment No. 1 to the Spacecraft Technology License Agreement, dated July 27, 2009, by and between Mojave Aerospace Ventures, LLC and Virgin Galactic, LLC (incorporated by reference to Exhibit 10.28 to the Registration Statement on Form S-4 (File No. 333-233098) filed August 7, 2019)

10.15	Facilities Lease, dated December 31, 2008, by and between Virgin Galactic, LLC and New Mexico Spaceport Authority (incorporated by reference to Exhibit 10.29 to the Registration Statement on Form S-4 (File No. 333-233098) filed August 7, 2019)

10.15(a)	First Amendment to the Facilities Lease, dated as of 2009, by and between Virgin Galactic, LLC and New Mexico Spaceport Authority (incorporated by reference to Exhibit 10.30 to the Registration Statement on Form S-4 (File No. 333-233098) filed August 7, 2019)

10.16	Building 79A Lease Agreement, dated January 1, 2018, by and between Mojave Air and Space Port and TSC, LLC (incorporated by reference to Exhibit 10.32 to the Registration Statement on Form S-4 (File No. 333-233098) filed September 13, 2019)

10.17	Land Lease Agreement, dated October 1, 2010, by and between East Kern Airport District and TSC, LLC (incorporated by reference to Exhibit 10.33 to the Registration Statement on Form S-4 (File No. 333-233098) filed September 13, 2019)

10.17(a)	Amendment No. 1 to the Land Lease Agreement, dated October 1, 2013, by and between Mojave Air and Space Sport and TSC, LLC (incorporated by reference to Exhibit 10.34 to the Registration Statement on Form S-4 (File No. 333-233098) filed September 13, 2019)

10.18	Site 14 Lease Agreement, dated February 18, 2015, by and between Mojave Air and Space Sport and TSC, LLC (incorporated by reference to Exhibit 10.35 to the Registration Statement on Form S-4 (File No. 333-233098) filed September 13, 2019)

10.19	First Amendment to the Site 14 Lease Agreement, dated July 1, 2017, by and between Mojave Air and Space Sport and TSC, LLC (incorporated by reference to Exhibit 10.36 to the Registration Statement on Form S-4 (File No. 333-233098) filed September 13, 2019)

10.20	Building 79B Lease Agreement, dated as of March 1, 2013, by and between Mojave Air and Space Port and TSC, LLC (incorporated by reference to Exhibit 10.37 to the Registration Statement on Form S-4 (File No. 333-233098) filed October 3, 2019)

10.20(a)	First Amendment to Building 79B Lease, dated as of June 2, 2014, by and between Mojave Air and Space Port and TSC, LLC (incorporated by reference to Exhibit 10.38 to the Registration Statement on Form S-4 (File No. 333-233098) filed October 3, 2019)

21.1	List of Subsidiaries (incorporated by reference to Exhibit 21.1 to the Current Report on Form 8-K filed October 28, 2019)

99.1	Unaudited pro forma condensed combined financial information of Virgin Galactic Holdings, Inc. as of June 30, 2019 and for the year ended December 31, 2018 and the six months ended June 30, 2019 (incorporated by reference to Exhibit 10.14 to the Current Report on Form 8-K filed October 28, 2019)

†	Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Regulation S-K, Item (601)(b)(10).
+

Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virgin Galactic Holdings, Inc.

Date: October 29, 2019	By:	/s/ George Whitesides
	Name:	George Whitesides
	Title:	Chief Executive Officer and President